T. Rowe Price Spectrum Diversified Equity Fund

Supplement to Prospectus Dated May 1, 2020, as supplemented

At a meeting held on February 10, 2021, the fund’s shareholders approved an amended and restated investment management agreement, which will result in changes to the fund’s overall expense structure, as described below.

The fund does not currently charge a management fee. However, the fund incurs acquired fund fees and expenses, which represent the fund’s proportionate share of the expenses of the underlying T. Rowe Price Funds in which it invests (Underlying Funds). In addition, the fund passes through its direct operating expenses to its Underlying Funds and the fund effectively does not directly pay any operating expenses.

On or about March 23, 2021, the fund will begin charging an all-inclusive management fee of 0.73% based on the fund’s average daily net assets. The all-inclusive management fee will cover investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses.

The fund currently invests in the Investor Class of its Underlying Funds. Effective on the date that the fund begins charging an all-inclusive management fee, the fund will end the pass-through of its direct operating expenses to its Underlying Funds and will convert its Investor Class shares of each Underlying Fund to Z Class shares. Since T. Rowe Price is contractually obligated to waive and/or bear all of the Z Class’ expenses, with certain limited exceptions, the fund’s total acquired fund fees and expenses associated with investing in the Underlying Funds’ Z Classes are expected to be less than 0.01%.

Effective on the date that the fund implements these changes, which is expected to be March 23, 2021, the fee table and expense example in Section 1 are revised as follows:

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)

Maximum account fee	$20	[a]

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.73%	[b]

Distribution and service (12b-1) fees	—

Other expenses	—

Acquired fund fees and expenses	—	[b]

Total annual fund operating expenses	0.73	[b]

[a]	Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.
[b]	Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest

$10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$233	$406	$906

On or about March 8, 2021, the T. Rowe Price Growth & Income Fund will be reorganized into the T. Rowe Price U.S. Large-Cap Core Fund. On the date of the reorganization, any fund investments in the T. Rowe Price Growth & Income Fund will automatically move to the T. Rowe Price U.S. Large-Cap Core Fund. Effective with the date of the reorganization, the T. Rowe Price Growth & Income Fund will be removed as an eligible underlying fund from the table titled “Asset Allocation Ranges for Underlying Funds” in section 1 and replaced with the T. Rowe Price U.S. Large-Cap Core Fund with the same investment range of 0%-25%.

Effective on the date that the fund begins charging an all-inclusive management fee and investing in the Z Class of its Underlying Funds, the disclosure under “Management Fee” in Section 2 is revised to add the following:

The fund pays T. Rowe Price an all-inclusive management fee of 0.73% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but it does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. The fund invests in the Z Class of each of its underlying funds. T. Rowe Price is contractually obligated to waive and/or bear all of the Z Class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses. As a result, the fund’s total acquired fund fees and expenses associated with investing in the Z Classes of its underlying funds are expected to typically be less than 0.01%.

Effective on the date that the fund begins charging an all-inclusive management fee and investing in the Z Class of its Underlying Funds, the disclosure under “Pass-Through of Operating Expenses to Underlying Funds” in Section 2 is deleted.

In section 2, the table titled “Description of Underlying Funds” is supplemented as follows:

Description of Underlying Funds

Domestic Equity Funds	Investment Program
U.S. Large-Cap Core	Long-term capital growth through investments in stocks of large-cap U.S. companies with a favorable combination of company fundamentals, earnings potential, and valuation.

The date of this supplement is February 16, 2021.

F89-042    2/16/21